UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2013

NeoMedia Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Arapahoe Avenue, Suite 9, Boulder, Colorado	80302
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code:	(303) 546-7946

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current report on Form 8-K/A updates information provided on a Form 8-K filed on September 6, 2013, relating to disclosures made under Item 5.07 associated with the Registrant’s Annual Meeting of Stockholders held on September 3, 2013, that was subsequently recessed and concluded on September 23, 2013.

Item 5.07.        Submission of Matters to a Vote of Security Holders.

On September 3, 2013, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), commenced its annual meeting of stockholders (the “Meeting”), with the meeting concluding on September 23, 2013, after a recess. At the Meeting, six (6) proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

Proposal No. 1: The election of Laura A. Marriott, George G. O’Leary, Sarah Fay and Peter Mannetti for terms until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified. The stockholders elected the four (4) directors by the following votes:

Director	Votes For	Votes Withheld	Against	Broker Non-Votes
Laura A. Marriott	2,217,966,782	472,229,874	0	725,169,548
George G. O’Leary	2,219,782,080	470,414,576	0
Sarah Fay	2,251,935,306	438,261,350	0
Peter Mannetti	2,261,734,817	428,461,839	0

Proposal No. 2: The approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers, as described in the “Executive and Director Compensation” section and compensation tables and narrative disclosure of the Company’s Proxy Statement. The stockholders approved the non-binding advisory resolution on executive compensation by the following votes:

Votes For	2,073,108,954
Votes Against	531,617,520
Abstentions	85,470,182
Broker Non-Votes	725,169,548

Proposal No. 3: The approval of a non-binding resolution regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers which could be held every year, every two (2) years or every three (3) years. The stockholders approved the non-binding advisory resolution regarding the frequency of future votes on executive compensation every three (3) years as follows:

1 Year	632,963,144
2 Years	79,757,373
3 Years	1,807,899,539
Abstentions	169,576,600

The Company has decided to set the frequency of future advisory votes on the compensation of the Company’s named executive officers at every three (3) years going forward.

Proposal No. 4: The stockholders ratified StarkSchenkein, LLP as the Company’s independent registered accounting firm by the following votes:

Votes For	2,973,418,348
Votes Against	332,653,597
Abstentions	109,294,259

Proposal No. 5: Regarding a vote to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding Common Stock at a ratio of 1-for-1,700 while keeping the amount of authorized shares of Common Stock set at 5,000,000,000, the stockholders did not submit enough affirmative votes to approve the amendment of the Company’s Certificate of Incorporation as set forth in the proposal:

Votes For	2,062,909,847
Votes Against	622,040,775
Abstentions	6,606,425
Broker Non-Votes	724,719,382

Proposal No. 6: Regarding a vote to amend the Company’s Certificate of Incorporation to increase its authorized Common Stock from 5,000,000,000 to 500,000,000,000 shares, the stockholders did not submit enough affirmative votes to approve the amendment of the Company’s Certificate of Incorporation as set forth in the proposal:

Votes For	2,089,849,537
Votes Against	591,343,841
Abstentions	10,363,669
Broker Non-Votes	724,719,382

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOMEDIA TECHNOLOGIES, INC.

By:	/s/ Barry S. Baer
Barry S. Baer
Chief Financial Officer

Date: September 25, 2013